SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CELESTIAL SEASONINGS

          GABELLI FUNDS, LLC
               THE GABELLI SMALL CAP GROWTH FUND
                                 3/10/99            3,000-           30.1673
               THE GABELLI CAPITAL ASSET FUND
                                 3/26/99              500            21.0400
                                 4/01/99            4,700            22.0000
          GAMCO INVESTORS, INC.
                                 4/06/99            2,000            21.8750
                                 4/06/99           18,500            21.7426
                                 4/05/99            4,000            21.8750
                                 4/01/99            1,000            22.1250
                                 3/31/99            5,000            22.4250
                                 3/30/99            9,200            22.4728
                                 3/29/99            5,000            22.2500
                                 3/29/99           19,300            22.2260
                                 3/18/99            4,000            22.3068
                                 3/18/99            3,000            22.6250
                                 3/18/99            7,000            22.3068
                                 3/17/99           13,000            22.3750
                                 3/10/99            1,000-           30.3594
                                 3/10/99            1,000-           30.3594
                                 3/10/99            1,000-           30.0000
          GABELLI ADVISERS
                                 4/01/99            2,800            22.0000
                                 3/31/99              700            22.1025








          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.